SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934



       Filed by the Registrant [x]

       Filed by a Party other than the Registrant [ ]

       Check the appropriate box:
       [ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the
                                                Commission Only (as permitted
                                                by Rule 14a-6(e)(2))
       [x] Definitive Proxy Statement

       [ ] Definitive Additional Materials

       [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                               TOFUTTI BRANDS INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[ ]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(1)(2)
         or Item 22(a)(2) of Schedule 14A.


[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

                              Common Stock $.01 par value

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount Previously Paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016
                            Telephone: (908) 272-2400



                                            May 5, 1997


To Our Shareholders:

     On behalf of the Board of Directors, I cordially invite you to attend the 1997 Annual Meeting of the Shareholders of Tofutti Brands Inc. The Annual Meeting will be held at 10:00 A.M., on Thursday, May 29, 1997, at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey (on the circle off exit 135 of the Garden State Parkway / telephone no. 908-574-0100).

     We are gratified by your interest in Tofutti Brands and are pleased that you are part of our family of shareholders. We hope that you will be able to attend the meeting.

     The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, shareholders who are present at the meeting will have the opportunity to ask questions.

     It is important that your views be represented whether or not you are able to be present at the Annual Meeting. Please sign and date the enclosed proxy card and promptly return it to us in the postpaid envelope.


                                            Sincerely,
                                            /s/David Mintz
                                            --------------
                                            David Mintz
                                            Chairman and Chief Executive
                                              Officer

                               TOFUTTI BRANDS INC.
                              ---------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 29, 1997
                              ---------------------

                                                            Cranford, New Jersey
                                                                     May 5, 1997

     The Annual Meeting of Shareholders of Tofutti Brands Inc. will be held at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey, on Thursday, May 29, 1997 at 10:00 A.M., for the following purposes:

     1.   To elect four directors for the ensuing year;

     2.   To ratify the appointment of auditors; and

     3. To act upon any other matters that may properly be brought before the meeting and any adjournment thereof.

     Shareholders of record at the close of business on May 2, 1997 will be entitled to notice of and to vote at the meeting.


                                            By Order of the Board of Directors,
                                                  /s/Steve Kass
                                                  -------------
                                                  STEVEN KASS
                                                  Secretary



     PLEASE SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.

                               TOFUTTI BRANDS INC.
                  50 Jackson Drive, Cranford, New Jersey 07016
                           --------------------------
                                 PROXY STATEMENT
                           --------------------------
                         ANNUAL MEETING OF SHAREHOLDERS
                                  May 29, 1997

     This Proxy Statement is furnished to shareholders of Tofutti Brands Inc. (the "Company") in connection with the Annual Meeting of the Shareholders (the "Annual Meeting") to be held at 10:00 A.M. on Thursday, May 29, 1997 at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey, and at any adjournment thereof. The Tofutti Brands Inc. Board of Directors is soliciting proxies to be voted at the Annual Meeting.

     This  Proxy  Statement  and  Notice of Annual  Meeting,  the proxy card and
Company's   Annual  Report  to  Shareholders   are  expected  to  be  mailed  to
shareholders beginning May 5, 1997.


Proxy Procedure

     Only shareholders of record at the close of business on May 2, 1997 are entitled to vote in person or by proxy at the Annual Meeting.

     The Company's Board of Directors solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Annual Meeting. When a proxy card is returned properly signed and dated, the shares represented thereby will be voted in accordance with the instructions on the proxy card. If a shareholder does not return a signed proxy card or does not attend the Annual Meeting and vote in person, his or her shares will not be voted. Abstentions and "broker non-votes" are not counted in determining outcomes of matters being acted upon. They are counted only for determining a meeting quorum. If a shareholder attends the Annual Meeting, he or she may vote by ballot.

     Shareholders are urged to mark the boxes on the proxy card to indicate how their shares are to be voted. If a shareholder returns a signed proxy card but does not mark the boxes, the shares represented by that proxy card will be voted as recommended by the Board of Directors. The proxy card gives the individuals named as Proxies discretionary authority to vote the shares represented on any other matter that is properly presented for action at the Annual Meeting. A shareholder may revoke his or her proxy at any time before it is voted by: (i) giving notice in writing to the Secretary of the Company, (ii) granting a subsequent proxy; or (iii) appearing in person and voting at the Annual Meeting.


Cost of Solicitation

     The cost of soliciting proxies will be borne by the Company. Proxies may be solicited by directors, officers or regular employees of the Company in person or by telephone or other means. The Company will reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses in accordance with the regulations of the Securities and Exchange Commission concerning the sending of proxies and proxy material to the beneficial owners of stock.

Voting

     The outstanding voting stock of the Company as of May 2, 1997 consisted of 6,053,567 shares of Common Stock. The presence of a majority of the outstanding shares of the Common Stock, represented in person or by proxy at the meeting, will constitute a quorum. If a nominee for director receives a plurality of the votes cast by the holders of the outstanding shares of Common Stock entitled to vote at the Annual Meeting, he will be elected. An affirmative majority of the votes cast is required to ratify the appointment of auditors. Abstentions and broker non-votes are not counted in determining the number of shares voted for or against any nominee for director or any proposal.

     Management has received indications from the Company's Chief Executive Officer, the beneficial owner of approximately 50% of the outstanding shares of Common Stock, that he presently intends to vote in favor of all of the resolutions on the agenda for the Annual Meeting. The Company believes that its Chief Executive Officer owns a sufficient number of shares to elect the four nominees as directors and ratify the appointment KPMG Peat Marwick LLP as the Company's independent auditors.

     The Company's Annual Report for the fifty-two week period ended December 28, 1996, which report is not part of this proxy solicitation, is being mailed to shareholders with this proxy solicitation. It is anticipated that this Proxy Statement and the accompanying form of proxy will first be mailed to shareholders on or about May 5, 1997.


Proxy Statement Proposals

     Each year at the Annual Meeting, the Board of Directors submits to shareholders its nominees for election as directors. Shareholders also vote to ratify or reject the auditors selected by the Board of Directors. In addition, the Board of Directors may submit other matters to the shareholders for action at the Annual Meeting.

     Shareholders of the Company also may submit proposals for inclusion in the proxy material. These proposals must meet the shareholder eligibility and other requirements of the Securities and Exchange Commission. In order to be included in the Company's 1998 proxy material, a shareholder's proposal must be received not later than December 27, 1997 at the Company's headquarters, 50 Jackson Drive, Cranford, New Jersey 07016, Attention: Secretary.



                                     ITEM 1.

ELECTION OF DIRECTORS

     The Board of Directors (the "Board") has proposed that four directors be elected at the Annual Meeting to serve until the next Annual Meeting of Shareholders and the due election and qualification of their successors. The proxies will be voted, unless otherwise specified, in favor of the election as directors of the four persons hereinafter named. Should any of the nominees not be available for election, the proxies will be voted for a substitute nominee designated by the Board. It is not expected that any of the nominees will be unavailable. All of the four nominees are now members of the Board, with terms expiring as of the date of this Annual Meeting.

     Background information with respect to the four incumbent director nominees appears below. See "Security Ownership of Certain Beneficial Owners and Management" for information regarding such persons' holdings of Common Stock.


                                                                  Director
Nominee             Principal Occupation                    Age    Since
-------             --------------------                    ---    -----

David Mintz         Chairman of the Board of Directors       65    1981
                    and Chief Executive Officer
Bernard Koster      Counsel, Litwin and Holsinger            62    1993
Reuben Rapoport     Director of Product Development          67    1983
                    and Director
Franklyn Snitow     Partner, Snitow & Pauley                 50    1987

     David Mintz, the founder of the Company, has been Chairman of the Board and Chief Executive Officer of the Company and its predecessor since August 1981.

     Bernard Koster has been counsel to the New Jersey law firm of Litwin and Holsinger since January 1993. Since February 1990, Mr. Koster has been self-employed as a business consultant.

     Reuben Rapoport has been the Director Product Development of the Company since January 1984.

     Franklyn Snitow has been a partner in the New York law firm of Snitow & Pauley, the Company's general counsel, since 1985.

     All directors of the Company hold office until the next Annual Meeting of Shareholders and until their successors have been elected and qualified. Officers serve at the discretion of the Board of Directors. There are no family relationships between any directors and executive officers of the Company. All of the executive officers devote their full time to the operations of the Company.


     The Board recommends that the stockholders vote FOR the election of each nominee for Director named above.


Board of Directors

     The business and affairs of the Company are managed under the direction of the Board of Directors, composed of two non-employee directors and two employee directors as of the date of this Proxy Statement. The Board of Directors establishes the overall policies and standards for the Company and reviews the performance of management. Members of the Board are kept informed of the Company's operations at meetings of the Board and its Audit Committee and through reports and discussions with management. In addition, members of the Board periodically visit the Company's facilities. Members of management are available at Board meetings and at other times to answer questions and to discuss issues.

     In 1996 the Board of Directors held three meetings, two of which were held by telephone conference. Each director was present for all of the meetings of the Board, and each member of the Audit Committee attended the one meeting of such committee. The Audit Committee is composed of Mr. Koster and Mr. Snitow.

     The duties of the Audit Committee include the recommendation of the appointment of independent public accountants for the Company, review of the scope of audits proposed by the independent public accountants, and consultations with the independent public accountants on matters relating to internal financial controls and procedures.

Share Ownership of Directors and Executive Officers

     This table shows the number of shares of the Company's Common Stock beneficially owned by each person known by the Company to beneficially own more than five percent of the Company's Common Stock, each individual director and executive officer named in this Proxy Statement and by all of the current directors and executive officers as a group as of March 11, 1997.

                              Amount of Beneficial       Percent
Name                              Ownership              of Class
----                          --------------------       --------
David Mintz                       3,090,440(1)              49.9%
Franklyn Snitow                      30,000(2)                *
Reuben Rapoport                      20,000                   *
Bernard Koster                       16,000(3)                *
All Officers and Directors        3,156,440(4)              51.0%
as a group (6 persons)
--------------------
*    Less than 1%.

(1) Includes 75,000 shares issuable upon the exercise of currently exercisable options.

(2)  Issuable upon the exercise of currently exercisable options.

(3)  Issuable upon the exercise of currently exercisable options.

(4) Includes 121,000 shares issuable upon the exercise of currently exercisable options.

     The address of each of the above individuals except for Messrs. Koster and Snitow is c/o Tofutti Brands, 50 Jackson Drive, Cranford, New Jersey 07016. The address of Mr. Snitow is 345 Madison Avenue, New York, New York 10017, and the address of Mr. Koster is 1450 Broadway, New York, New York 10018.

Each person listed above has sole voting and/or investment power of the shares attributed to him.

Director and Executive Officer Securities Reports

     The Federal securities laws require the Company's directors and executive officers, and persons who own more than 10% of the Company's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of any equity securities of the Company. To the Company's knowledge, based solely on review of the copies of such reports furnished to it and representations that no other reports were required, all persons subject to these reporting requirements filed the required reports on a timely basis.

Executive Compensation

     The following pages describe all of the components of compensation of those executives of the Company whose compensation was $100,000 or more in 1996.

Summary Compensation Table

     The following table sets forth information concerning the total compensation during the last three fiscal years of the Company's Chief Executive Officer and its only other executive officer who had a salary of $100,000 or more in fiscal 1996:

                                                           Long-Term
                                                          Compensation-
Name and Principal Position   Year          Salary($)    Option Awards(#)
---------------------------   ----          ---------    ----------------
David Mintz,                  1996         $155,000(1)         -
Chief Executive Officer       1995          125,000            -
                              1994          125,000            -

Steven Kass,                  1996         $100,000(1)         -
Chief Financial Officer,      1995             --  (2)         -
   Secretary and Treasurer    1994             --  (2)         -
---------------------

(1) Includes bonuses of $30,000 and $15,000 for Messrs. Mintz and Kass, respectively, accrued at year-end and paid in April 1997.

(2)  Less than $100,000.

     The Company did not pay any bonuses, except as noted in footnote 1 to the Summary Compenstation Table, or make any restricted stock grants in 1996. The Company does not have any retirement plans for its executives. The current value of all other perquisites and other personal benefits furnished in each of the last three years to each of the executive officers named above was less than 10% of the officer's salary for such year. There are currently no employment agreements between the Company and any of its officers.

Stock Options

     The following table provides information concerning the grants and exercising of stock options during the Company's last fiscal year to each of the officers named above in the Summary Compensation Table and with respect to year-end option values. There were no options granted to any officers or directors in 1996.

                                        Aggregated Option Exercises in Last
                                   Fiscal Year and Fiscal Year-End Option Values

                                                                        Number of Shares             Value of Unexercised
                                                                        Underlying Unexercised       in the Money Options
                                                                        Options at FY-End (#)        at FY-End ($)
                           Shares Acquired                              Exercisable/                 Exercisable/
Name                       on Exercise (#)       Value Realized ($)     Unexercisable                Unexercisable
---------------            ---------------       ------------------     -------------                -------------
David Mintz,                     --                     --                75,000(E)                      $--(1)
Chief Executive
  Officer

Steven Kass,                     --                     --                    --                          --
Chief Financial
  Officer, Secretary
  and Treasurer
---------

(E)  Exercisable Options
(1)  Year-end market price less than option price.

Certain Transactions

     Franklyn Snitow, a director of the Company, is a member of the law firm of Snitow & Pauley, which firm provided minimal legal services on behalf of the Company in 1996.

     On October 17, 1994, the Company's Board of Directors adopted a resolution wherein the Company was authorized to purchase a $1,000,000 split dollar insurance plan on the life of a member of David Mintz's family. Mr. Mintz is Chairman and Chief Executive Officer of the Company. The purpose of this transaction is to provide the Mintz estate with funds sufficient to pay any estate taxes levied upon the transfer of Mr. Mintz's Tofutti stock, which would have otherwise necessitated a sale of the stock. The sale of such stock might have a negative effect of significantly decreasing the market price of the stock to the detriment of other shareholders. Upon the death of the family member, the Company is to receive a complete refund of all its premiums paid plus interest at 4%.


                                     ITEM 2.

APPOINTMENT OF AUDITORS

     The following resolution will be offered by the Board of Directors at the Annual Meeting.

     RESOLVED: That the appointment of KPMG Peat Marwick LLP by the Board of Directors of the Company to conduct the annual audit of the financial statements of Tofutti Brands Inc. for the year ending December 27, 1997 is ratified, confirmed and approved.

     The Board of Directors recommends a vote FOR the foregoing proposal for the following reasons:

     The Board of Directors of the Company first appointed KPMG Peat Marwick LLP ("KPMG"), independent public accountants, as its auditors in 1985 and has reappointed the firm as auditors since such time. As a result of KPMG's knowledge of the Company's operations and reputation in the auditing field, the Board of Directors is convinced that the firm has the necessary personnel, professional qualifications and independence to act as the Company's auditors. The Board has again selected KPMG as the Company's auditors for the year 1997 and recommends that the shareholders ratify and approve the selection.

     In the event this resolution does not receive the necessary vote for adoption, or if for any reason KPMG ceases to act as auditors for the Company, the Board of Directors of the Company will appoint other independent public accountants as auditors.

     Representatives of KPMG will attend the Annual Meeting. They will be available to respond to appropriate questions from shareholders at the meeting.


OTHER MATTERS

     The Board of Directors does not intend to bring any matters before the Annual Meeting other than those specifically set forth in the Notice of the Annual Meeting and knows of no matters to be brought before the Annual Meeting by others. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with the judgment of the Board of Directors.

     Financial statements for the Company are included in its Annual Report to Shareholders for the year 1996 which were expected to be mailed to the shareholders beginning May 5, 1997.

     A COPY OF THE COMPANY'S 1996 ANNUAL REPORT ON FORM 10-KSB FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS AVAILABLE WITHOUT CHARGE TO THOSE SHAREHOLDERS WHO WOULD LIKE MORE DETAILED INFORMATION CONCERNING THE COMPANY. TO OBTAIN A COPY, PLEASE WRITE TO: STEVEN KASS, SECRETARY, TOFUTTI BRANDS INC., 50 JACKSON DRIVE, CRANFORD, NEW JERSEY 07016.

                                            By Order of the Board of Directors,

                                            Steven Kass
                                            Secretary

Dated: May 5, 1997

                               TOFUTTI BRANDS INC.
                                50 Jackson Drive
                           Cranford, New Jersey 07016


           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned hereby appoints David Mintz and Steven Kass, or either of them, attorneys or attorney of the undersigned, for and in the names(s) of the undersigned, with power of substitution and revocation in each to vote any and all shares of Common Stock, par value $.01 per share, of Tofutti Brands Inc. (the "Company"), which the undersigned would be entitled to vote as fully as the undersigned could if personally present at the Annual Meeting of Shareholders of the Company to be held on May 29, 1997 at 10:00 A.M. at the Holiday Inn Select, 36 Valley Road, Clark, New Jersey, and at any adjournment or adjournments thereof, hereby revoking any prior proxies to vote said stock, upon the following items of business more fully described in the notice of and proxy statement for such Annual Meeting (receipt of which is hereby acknowledged):

                           (CONTINUED ON OTHER SIDE)

(1)  The election of four Directors.



     [ ]    FOR all nominees listed at right          Nominees:  David Mintz
               (except as marked to contrary)                    Bernard Koster
                                                                 Reuben Rapoport
                                                                 Franklyn Snitow
     [ ]    WITHHOLD AUTHORITY to vote for all
               nominees listed at right



          INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name above.




(2) To ratify the appointment of KPMG Peat Marwick LLP to examine the Company's accounts for 1997.

                  [ ]  FOR                [ ]  AGAINST             [ ]  ABSTAIN


(3) To transact such other business as may properly come before the meeting, or any adjournment thereof.


     THIS PROXY WILL BE VOTED AS SPECIFIED ABOVE. UNLESS OTHERWISE INDICATED, THIS PROXY WILL BE VOTED FOR (i) ELECTION OF THE FOUR NOMINEES NAMED IN ITEM 1 AND (ii) THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR 1997.


                                    Dated___________________________1997


                                    ------------------------------------
                                                 Signature(s)


                                    ------------------------------------
                                          Signatures, if held jointly

                                    (Please sign exactly as name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, or as an officer signing for a corporation, please give full title under signature.)